Exhibit 21.1

APTIV PLC
All Subsidiaries

Entity Name	Domestic Jurisdiction
A.E. Enterprises, LLC	Michigan
Alambrados y Circuitos Eléctricos, S. de R.L. de C.V.	Mexico
Antaya Technologies Corp.	Delaware
Aptiv (Changshu) Technology Company Limited	China
Aptiv (China) Holding Company Limited	China
Aptiv (China) Technology Company Limited	China
Aptiv (Shanghai) International Management Company Ltd.	China
Aptiv (Suzhou) Enterprise Management Co., Ltd.	China
Aptiv (UK) Holdings Limited	England and Wales
Aptiv Arabia Gulf Limited	Saudi Arabia
Aptiv Brazil Ltda.	Brazil
Aptiv China Holdings (US) LLC	Delaware
Aptiv Components India Private Ltd.	India
Aptiv Components Sweden AB	Sweden
Aptiv Connection Systems (Nantong) Ltd.	China
Aptiv Connection Systems (Shanghai) Ltd.	China
Aptiv Connection Systems Holding Hong Kong Limited	Hong Kong
Aptiv Connection Systems Holdings (US) LLC	Delaware
Aptiv Connection Systems Hungary Kft	Hungary
Aptiv Connection Systems India Private Limited	India
Aptiv Connection Systems Korea LLC	Korea
Aptiv Connection Systems Morocco S.A.S.	Morocco
Aptiv Connection Systems Services Austria GmbH	Austria
Aptiv Connection Systems Services Italia S.P.A.	Italy
Aptiv Connection Systems Services Japan, Ltd.	Japan
Aptiv Connection Systems Yancheng Company Limited	China
Aptiv Connections Systems Wuhan Company Limited	China
Aptiv Contract Services Ciudad Juarez, S. de R.L. de C.V.	Mexico
Aptiv Contract Services d.o.o. Leskovac	Serbia
Aptiv Contract Services de Mexico, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Matamoros, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Noreste, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Nuevo Laredo, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Sweden AB	Sweden
Aptiv Contract Services Tamaulipas, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Tijuana, S.A. de C.V.	Mexico
Aptiv Contract Services Zacatecas, S. de R.L. de C.V.	Mexico
Aptiv Contract Services, S. de R.L. de C.V.	Mexico
Aptiv Electric Systems (Wuhan) Company Limited	China
Aptiv Electric Systems Company Ltd.*	China
Aptiv Electrical Centers (Shanghai) Co. Ltd.	China
*Entity is Joint Venture

Aptiv Electronics (Suzhou) Co. Ltd.	China
Aptiv European Holdings (UK) Limited	England and Wales
Aptiv Financial Holdings (UK) LLP	England and Wales
Aptiv Financial Investment Services (UK) Limited	England and Wales
Aptiv Financial Services (UK) Limited	England and Wales
Aptiv Global Financial Services (Luxembourg) S.à r.l.	Luxembourg
Aptiv Global Financing Designated Activity Company	Ireland
Aptiv Global Holdings (UK) Limited	England and Wales
Aptiv Global Holdings 2 (Luxembourg) S.à r.l.	Luxembourg
Aptiv Global Holdings GmbH	Switzerland
Aptiv Global Operations Limited	Ireland
Aptiv Global Real Estate Services (US), LLC	Michigan
Aptiv Holdfi (UK) Limited	England and Wales
Aptiv Holdings (Austria) GmbH	Austria
Aptiv Holdings (UK) Limited	England and Wales
Aptiv Holdings (US), LLC	Delaware
Aptiv Holdings Asia Pacific (Luxembourg) S.à r.l.	Luxembourg
Aptiv Holdings Deutschland 2 GmbH	Germany
Aptiv Holdings France SAS	France
Aptiv Holdings Limited	Barbados
Aptiv Holdings Mexico, S. de R.L. de C.V.	Mexico
Aptiv Holdings US Limited	Jersey
Aptiv International Financial Services (UK) LLP	England and Wales
Aptiv International Holdings 2 (Luxembourg) S.à r.l.	Luxembourg
Aptiv International Holdings 3 (Luxembourg) S.à r.l.	Luxembourg
Aptiv International Operations Luxembourg S.à r.l.	Luxembourg
Aptiv International Services Company, LLC	Delaware
Aptiv Italia Holdings s.r.l.	Italy
Aptiv Korea LLC	Korea
Aptiv Latin America Holdings 2 (Luxembourg) S.à r.l.	Luxembourg
Aptiv LLC	Delaware
Aptiv Luxembourg Holdings (UK) Limited	England and Wales
Aptiv Malaysia Sdn. Bhd.*	Malaysia
Aptiv Malta Holdings Limited	Malta
Aptiv Manufacturing Management Services S.à r.l.	Switzerland
Aptiv Manufacturing Services El Salvador, S.A. de C.V.	El Salvador
Aptiv Manufacturing Services Honduras S.A. de C.V.	Honduras
Aptiv Manufacturing Services México S. de R.L de C.V.	Mexico
Aptiv Manufatura e Servicos de Distribuicao Ltda.	Brazil
Aptiv Medical Systems, LLC	Delaware
Aptiv Mexican Holdings (US) LLC	Michigan
Aptiv Mobility Services Austria MAT. GmbH	Austria
Aptiv Mobility Services d.o.o. Novi Sad	Serbia
Aptiv Mobility Services Japan, Ltd.	Japan
Aptiv Properties Management Services (US) LLC	Delaware
Aptiv S&P Mobility Services Spain, S.L.	Spain
*Entity is Joint Venture

Aptiv S&P Solutions Holdings (Spain), S.L.	Spain
Aptiv Safety & Mobility Services Singapore Pte. Ltd.	Singapore
Aptiv Services (Ireland) Limited	Ireland
Aptiv Services 2 France SAS	France
Aptiv Services 3 (US), LLC	Delaware
Aptiv Services 4 US, LLC	Delaware
Aptiv Services 5 US, LLC	Delaware
Aptiv Services Austria GPD. GmbH & Co KG	Austria
Aptiv Services Belgium N.V.	Belgium
Aptiv Services Czech s.r.o.	Czech Republic
Aptiv Services Deutschland GmbH	Germany
Aptiv Services Guatemala, S.A.	Guatemala
Aptiv Services Honduras, S. de R.L. de C.V.	Honduras
Aptiv Services Hungary Kft.	Hungary
Aptiv Services Italia 2 S.R.L.	Italy
Aptiv Services Italia S.r.l.	Italy
Aptiv Services Kenitra S.A.	Morocco
Aptiv Services Macedonia DOOEL Skopje	Macedonia
Aptiv Services Maroc S.A.	Morocco
Aptiv Services Meknes S.A.S.U.	Morocco
Aptiv Services Morocco S.A.S.U.	Morocco
Aptiv Services Netherlands B.V.	Netherlands
Aptiv Services Oujda S.A.S.U.	Morocco
Aptiv Services Poland S.A.	Poland
Aptiv Services Tanger S.A.	Morocco
Aptiv Services Tunisia SARL	Tunisia
Aptiv Services UK Limited	England and Wales
Aptiv Services Ukraine LLC	Ukraine
Aptiv Services US, LLC	Delaware
Aptiv Swiss Holdings Limited	Jersey
Aptiv Technologies AG	Switzerland
Aptiv Technology Services & Solutions S.R.L.	Romania
Aptiv Transaction Services GmbH	Switzerland
Aptiv Turkey Teknoloji Hizmetleri Limited Şirketi	Turkey
Aptiv US Holdings, LLC	Delaware
Aptiv US Operations Holdings, LLC	Delaware
Aptiv US Services General Partnership	Delaware
Aptivport Services, S.A.	Portugal
Arcomex S.A. de C.V.*	Mexico
Arneses Electricos Automotrices, S.A. de C.V.*	Mexico
ASUX Safety Components India Private Limited	India
Auburn Enterprises, LLC	Delaware
Autoensambles y Logistica, S.A. de C.V.*	Mexico
Cablena S.A.*	Spain
Centro Técnico Herramental, S. de R.L. de C.V.	Mexico
Control-Tec LLC	Michigan
*Entity is Joint Venture

Cordaflex, S.A. de C.V.*	Mexico
Cyprium China Holdings GmbH	Switzerland
Cyprium Corporation	Delaware
Cyprium France SAS	France
Cyprium Germany GmbH	Germany
Cyprium Holdings Limited	Jersey
Cyprium Holdings Luxembourg S.à r.l.	Luxembourg
Cyprium Hungary Kft.	Hungary
Cyprium International Services Company, LLC	Delaware
Cyprium Korea LLC	Korea
Cyprium LLC	Delaware
Cyprium Poland sp. z o.o.	Poland
Cyprium Services Limited	Ireland
Cyprium Spain S.L.	Spain
Cyprium Swiss Holdings Limited	Jersey
Cyprium Treasury GmbH	Switzerland
Cyprium US Holdings, LLC	Delaware
Cyprium US Services General Partnership	Delaware
Daehan Electronics Yantai Co., Ltd.	China
EDSCP Manufacturing Unipessoal Lda.	Portugal
El Components Corporation LLC	Nevada
gabo Systemtechnik GmbH	Germany
Gabocom Ltd	England and Wales
Gabocom Sarl	France
Harwich Holding GmbH	Germany
Harwich Holdings S.A.S.	France
Harwich Holdings, LLC	Delaware
HellermannTyton (Proprietary) Limited	South Africa
HellermannTyton (Wuxi) Electrical Accessories Company Limited	China
HellermannTyton Aktiebolag	Sweden
HellermannTyton Alpha S.à r.l.	Luxembourg
HellermannTyton AS	Norway
HellermannTyton Australia Pty Ltd	Australia
HellermannTyton Beta S.à r.l.	Luxembourg
HellermannTyton BV	Netherlands
HellermannTyton Canada Inc.	Canada
HellermannTyton Chile SpA	Chile
HellermannTyton Co. Ltd	Japan
HellermannTyton Corporation	Delaware
HellermannTyton Data Limited	England and Wales
HellermannTyton Elektrik Ticaret Limited Sirketi	Turkey
HellermannTyton España S.L.U.	Spain
HellermannTyton Finance PLC	England and Wales
HellermannTyton GmbH	Austria
HellermannTyton GmbH & Co. KG	Germany
HellermannTyton Gridbow (Proprietary) Limited*	South Africa
*Entity is Joint Venture

HellermannTyton Group PLC	England and Wales
HellermannTyton Holdings AB	Sweden
HellermannTyton Holdings Limited	England and Wales
HellermannTyton Kft	Hungary
HellermannTyton Limited	England and Wales
HellermannTyton Ltda	Brazil
HellermannTyton Manufacturas, S. de R.L. de C.V.	Mexico
HellermannTyton Maroc S.àr.l.	Morocco
Hellermanntyton Morocco SARL AU	Morocco
HellermannTyton OOO	Russian Federation
HellermannTyton Private Limited	India
HellermannTyton Pte Ltd.	Singapore
HellermannTyton Rohvel SL	Spain
HellermannTyton SAS	France
HellermannTyton Services SARL AU	Morocco
HellermannTyton Sp. z.o.o.	Poland
HellermannTyton Srl	Italy
HellermannTyton SRL	Argentina
HellermannTyton Verwaltungs GmbH	Germany
HellermannTyton YH	Korea
HellermannTyton, S. de R.L. de C.V.	Mexico
Höhle OÜ	Estonia
HTY Portugal Unipessoal Lda	Portugal
Inmuebles Arela, S.A. de C.V.*	Mexico
Intercable (Ningbo) New Energy Automotive Technology Co., Ltd.	China
Intercable Automotive Solutions (Shanghai) Co., Ltd.	China
Intercable Automotive Solutions s.r.l.	Italy
Intercable s. r. o.	Slovak Republic
KUM LLC	Korea
KUMAP Co., Ltd.	Korea
Movimento Europe GmbH	Germany
Movimento Group AB	Sweden
Movimento International, S. de R.L. de C.V.	Mexico
Movimento, Inc.	Delaware
Myrna Limited	England and Wales
Myrna Trading Holdings Limited	England and Wales
On-Site Limited	England and Wales
Packard Japan G.K.	Japan
Packard Korea Inc.*	Korea
Particle Design, Inc.	Oregon
Phoenix Assets Holdings, Ltd.	British Virgin Islands
Potio Holding GmbH	Germany
Promotora de Partes Electricas Automotrices S.A. de C.V.*	Mexico
PT Aptiv Components Indonesia	Indonesia
Rebafin GmbH	Austria
Rio Bravo Eléctricos, S. de R.L. de C.V.	Mexico
*Entity is Joint Venture

S.W. Tooling Limited	England and Wales
Staeng Limited	England and Wales
StradVision, Inc.*	Korea
Unwired Holdings, Inc.	Delaware
Westerly, LLC	Delaware
Winchester Holding, Inc.	Delaware
Winchester Interconnect (M) Sdn. Bhd.	Malaysia
Winchester Interconnect (Shanghai) Co. Ltd	China
Winchester Interconnect (Suzhou) Co., Ltd.	China
Winchester Interconnect (Thailand) Co., Ltd.	Thailand
Winchester Interconnect CM CA, Inc.	California
Winchester Interconnect CM Corporation	Connecticut
Winchester Interconnect Corporation	Delaware
Winchester Interconnect E.C. LTD	Israel
Winchester Interconnect EC Corp	Puerto Rico
Winchester Interconnect EC LLC	California
Winchester Interconnect Hermetics, LLC	Florida
Winchester Interconnect Micro LLC	Delaware
Winchester Interconnect RF Corporation	Massachusetts
Winchester Interconnect Ruggedized Corporation	Texas
Wind River AB	Sweden
Wind River GmbH	Germany
Wind River Hong Kong Holding Ltd.	Hong Kong
Wind River Inception Technology (Shanghai) Co., Ltd.	China
Wind River International Limited	Canada
Wind River K.K.	Japan
Wind River Netherlands, B.V.	Netherlands
Wind River S.R.L.	Italy
Wind River Sales Co., Inc.	California
Wind River SARL	France
Wind River Software Technology (Beijing) Co., Ltd.	China
Wind River Software Technology (Chengdu) Co., Ltd.	China
Wind River Systems Costa Rica S. de R.L.	Costa Rica
Wind River Systems India Private Limited	India
Wind River Systems International, Inc.	Delaware
Wind River Systems Korea, Inc.	Korea
Wind River Systems Romania SRL	Romania
Wind River Systems, Inc.	Delaware
Wind River UK Limited	England and Wales
Wind RiverX LLC	Delaware
Wolfhound Holdings, Inc.	Delaware
Wolfhound Intermediate, Inc.	Delaware
Wolfhound Parent, Inc.	Delaware

*Entity is Joint Venture